UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 5, 2008

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 5, 2008, MDU Resources Group Inc. (the "Company") entered into a Sales Agency Financing Agreement (the “Agreement”) with Wells Fargo Securities, LLC (“Wells Fargo”) with respect to the issuance and sale of up to 5,000,000 shares (the “Common Shares”) of the Company’s common stock, par value $1.00 per share, together with preference share purchase rights appurtenant thereto.  The Agreement replaces a similar agreement with Wells Fargo for the sale of up to 3,000,000 shares of common stock, which was scheduled to expire on December 1, 2008.  The Common Shares may be offered for sale, from time to time, in accordance with the terms of the Agreement, which terminates by its terms on May 28, 2011.  The offering of the Common Shares will be made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-151215), which became effective on May 28, 2008 (the “Registration Statement”), and pursuant to a Prospectus Supplement, dated September  5, 2008, and a base Prospectus, dated May 28, 2008, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The Agreement is filed as Exhibit 1 to this Current Report on Form 8-K.  The opinions of Paul K. Sandness, General Counsel to the Company, and Thelen Reid Brown Raysman & Steiner LLP,  special counsel to the Company, regarding the validity of the Common Shares are filed as Exhibits 5(a) and 5(b), respectively, to this Current Report on Form 8-K in lieu of filing them as exhibits to the Registration Statement by means of a post-effective amendment.  Instead, upon filing, this Current Report on Form 8-K is incorporated by reference into the Registration Statement.  Accordingly, such exhibits are also incorporated by reference into the Registration Statement as exhibits thereto.  The consents of Paul K. Sandness, Esq. and Thelen Reid Brown Raysman & Steiner LLP (designated as Exhibits 23(a) and 23(b), respectively) are contained in their respective opinions.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

1	Sales Agency Financing Agreement entered into between MDU Resources Group, Inc. and Wells Fargo Securities, LLC.

5(a)	Opinion of Paul K. Sandness, Esq., General Counsel to MDU Resources Group, Inc.

5(b)	Opinion of Thelen Reid Brown Raysman & Steiner LLP, special counsel to MDU Resources Group, Inc.

23(a)	The consent of Paul K. Sandness, Esq. is contained in his opinion filed as Exhibit 5(a) to this Current Report on Form 8-K.

23(b)	The consent of Thelen Reid Brown Raysman & Steiner LLP is contained in its opinion filed as Exhibit 5(b) to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU RESOURCES GROUP, INC.

Dated: September 5, 2008	By	/s/ Vernon A. Raile
Vernon A. Raile Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
1	Sales Agency Financing Agreement entered into between MDU Resources Group, Inc. and Wells Fargo Securities, LLC
5(a)	Opinion of Paul K. Sandness, Esq., General Counsel to MDU Resources Group, Inc.
5(b)	Opinion of Thelen Reid Brown Raysman & Steiner LLP, special counsel to MDU Resources Group, Inc.
23(a)	The consent of Paul K. Sandness, Esq. is contained in his opinion filed as Exhibit 5(a) to this Current Report on Form 8-K.
23(b)	The consent of Thelen Reid Brown Raysman & Steiner LLP is contained in its opinion filed as Exhibit 5(b) to this Current Report on Form 8-K.